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                                                                   EXHIBIT 10.13

                             BROOKS AUTOMATION, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN
                       (As amended through July 31, 2006)

1. PURPOSE

     The Brooks Automation, Inc. 1995 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Brooks Automation, Inc. (the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's $.01 par value common stock (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2. ELIGIBLE EMPLOYEES

     (a) All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under this Plan to purchase the Company's Common Stock. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     (b) For the purpose of this Plan, the term employee shall not include an employee whose customary employment is for not more than twenty (20) hours per week or is for not more than five (5) months in any calendar year.

3. STOCK SUBJECT TO THE PLAN

     The stock subject to the options granted hereunder shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 3,000,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. If the number of shares of Common Stock reserved and available for any Offering Period (as defined herein) is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among participating employees in proportion to their options.

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4. OFFERING PERIODS AND STOCK OPTIONS

     (a) The time periods during which payroll deductions will be accumulated under the Plan shall consist of six month periods ("Offering Periods"), commencing on the first day of each Offering Period ("Offering Commencement Date") and ending on the last day of the Offering Period ("Offering Termination Date"). The Offering Periods for the 2003 calendar year shall consist of (i) an Offering Commencement Date of January 1 and an Offering Termination Date of June 30, and (ii) an Offering Commencement Date of July 1 that shall comprise a seven month period ending on the Offering Termination Date, January 31, 2004. Thereafter, each calendar year shall have two six-month Offering Periods, the first with an Offering Commencement Date of February 1 and an Offering Termination Date of July 31, and the second with an Offering Commencement Date of August 1 and Offering Termination Date of January 31. Notwithstanding the foregoing, the Offering Period beginning on February 1, 2006 shall have an Offering Termination Date of August 16, 2006 (rather than July 31, 2006), and the subsequent Offering Period shall have an Offering Commencement Date of August 17, 2006 (rather than August 1, 2006) and an Offering Termination Date of January 31, 2007. Each Offering Period includes only regular pay days falling within it.

     (b) On each Offering Commencement Date, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the Offering Termination Date at the Option Exercise Price, as provided in this paragraph (b), that number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on the Offering Termination Date (including any amount carried forward pursuant to Article 8 hereof) will pay for at the Option Exercise Price; provided that such employee remains eligible to participate in the Plan throughout such Offering Period. The Option Exercise Price for each Offering Period shall be the lesser of (i) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Commencement Date, or (ii) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Termination Date. In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Option Exercise Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan to acquire on the Offering Termination Date that number of full shares of Common Stock as his or her accumulated payroll deductions on such date will pay for at the Option Exercise Price, as so adjusted.

     (c) For purposes of this Plan, the term "fair market value" on any date means, if the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the average of the high and low sales prices of the Common Stock on such date on such exchange or as reported on the Nasdaq National Market or, if the Common Stock is traded in the over-the-counter securities market, but not on the Nasdaq National Market, the average of the high and low bid quotations for the Common Stock on such date, each as published by The Nasdaq National Market. If no shares of Common Stock are traded on the Offering Commencement Date or Offering Termination Date, the fair market value will be determined by taking the

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average of the fair market values on the immediately preceding and the next following business days on which shares of Common Stock are traded.

     (d) For purposes of this Plan the term "business day" as used herein means a day on which there is trading on the Nasdaq National Market or on a national securities exchange on which the Common Stock is listed.

     (e) No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or participating subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

5. EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the Offering Termination Date shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date, plus any amount carried forward pursuant to Article 8 hereof, will pay for at the Option Exercise Price, but in no event may an employee purchase shares of Common Stock in excess of 1,500 shares of Common Stock on any Offering Termination Date. If a participant is not an employee on the Offering Termination Date and throughout an Offering Period, he or she shall not be entitled to exercise his or her option. All options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the Offering Termination Date with respect to the Offering Period during which such options were issued.

6. AUTHORIZATION FOR ENTERING PLAN

     (a) An eligible employee may enter the Plan by filling out, signing and delivering to the Chief Financial Officer of the Company or his or her designee an authorization ("Authorization"):

     (i)  stating the amount to be deducted regularly from his or her pay;

     (ii) authorizing the purchase of stock for him or her in each Offering Period in accordance with the terms of the Plan; and

     (iii) specifying the exact name in which Common Stock purchased for him or her is to be issued in accordance with Article 11 hereof.

Such Authorization must be received by the Chief Financial Officer of the Company or his or her designee at least ten (10) business days before an Offering Commencement Date.

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     (b) The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

     (c) Unless an employee files a new Authorization or withdraws from the Plan, his or her deductions and purchases under the Authorization he or she has on file under the Plan will continue as long as the Plan remains in effect. An employee may increase or decrease the amount of his or her payroll deductions as of the next Offering Commencement Date by filling out, signing and delivering to the Chief Financial Officer of the Company or his or her designee a new Authorization. Such new Authorization must be received by the Chief Financial Officer of the Company or his or her designee at least ten (10) business days before the date of such next Offering Commencement Date.

7. ALLOWABLE PAYROLL DEDUCTIONS

     Effective July, 1, 2002, an employee may authorize payroll deductions in any whole percentage amount up to but not more than ten percent (10%) of his or her base pay; provided, however, that the minimum deduction in respect of any payroll period shall be one percent (1%) of his or her base pay but in no event less than five dollars ($5); and provided further that the maximum percentage shall be reduced to meet the requirements of Section 4(e) hereof. Base pay means regular straight-time earnings and, if applicable, commissions, but excluding payments for overtime, bonuses, and other special payments.

8. UNUSED PAYROLL DEDUCTIONS

     Only full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Offering Period. However, in no event will the amount of the unused payroll deductions carried forward from a payroll period exceed the Option Exercise Price per share for the immediately preceding Offering Period. If for any Offering Period the amount of unused payroll deductions should exceed the Option Exercise Price per share, the amount of the excess for any participant shall be refunded to such participant, without interest.

9. CHANGE IN PAYROLL DEDUCTIONS

     Deductions may not be increased or decreased during an Offering Period.

10. WITHDRAWAL FROM THE PLAN

     (a) An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan by delivering a written notice to the Chief Financial Officer of the Company or his or her designee ("Withdrawal Notice") no later than the Offering Termination Date (subject to such administrative procedures as the Company may reasonably impose), in which event the Company will promptly refund without interest the entire balance of such employee's deductions not theretofore used to purchase Common Stock under the Plan.

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     (b) If an employee withdraws from the Plan, the employee's rights under the
Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization at least ten (10) business days before the next Offering Commencement Date. Such Authorization will become effective for the Offering Period that commences on such Offering Commencement Date.

11. ISSUANCE OF STOCK

     Upon written request, certificates for Common Stock will be issued and delivered to participants and uncertificated shares of Common Stock issued to or for the account of participants will be delivered, in either case as soon as practicable after each Offering Period. Common Stock purchased under the Plan will be issued only in the name of, or for the account of, the employee.

12. NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are his or hers alone and may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him or her, except as provided in Article 13 in the event of an employee's death.

13. TERMINATION OF EMPLOYEE'S RIGHTS

     (a) Except as set forth in the last paragraph of this Article 13, an employee's rights under the Plan will terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for greater than twenty (20) hours per week, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

     (b) If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him or her on the day the interruption occurs.

     (c) Upon termination of the participating employee's employment because of death, the executor or administrator of the estate of the employee shall have the right to elect, by written notice given to the Chief Financial Officer of the Company or his or her designee prior to the earlier to occur of the 30th day following the date of the death of the employee or the next Offering Termination Date, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee's account under the Plan, or (ii) to exercise the employee's option for the purchase of shares of Common Stock on the next Offering Termination Date following the date of the employee's death for the purchase of that number of full shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Option Exercise Price

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(subject to the maximum number set forth in Article 5), and any excess in such account will be returned to said executor or administrator. In the event that no such written notice of election shall be timely received by the Chief Financial Officer of the Company or his or her designee, the executor or administrator shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said executor or administrator, without interest.

14. DEATH OF PARTICIPANT

     In the event of the death of a participating employee, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Committee may designate.

15. TERMINATION AND AMENDMENTS TO PLAN

     (a) The Plan may be terminated at any time by the Company's Board of Directors, effective on the next following Offering Termination Date. Notwithstanding the foregoing, it will terminate when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded without interest.

     (b) The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would (a) except as provided in Articles 3, 4, 24 and 25, increase the aggregate number of shares of Common Stock to be offered under the Plan, or (b) change the class of employees eligible to receive options under the Plan.

16. LIMITATIONS OF SALE OF STOCK PURCHASED UNDER THE PLAN

     Employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, may sell Common Stock purchased under the Plan at any time provided that such sale qualifies for an exemption from Section 16(b) under Rule 16b-3, or otherwise does not give rise to Section 16(b) liability. Notwithstanding the foregoing, because of certain Federal tax requirements, all employees will agree by entering the Plan, promptly to give the Company notice of any such Common Stock disposed of within two years after the Offering Commencement Date on which the related option was granted showing the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of such Common Stock.

17. COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN

     The Company will bear all costs of administering and carrying out the Plan.

18. PARTICIPATING SUBSIDIARIES

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     The term "participating subsidiaries" shall mean any subsidiary of the
Company which is designated by the Committee (as defined in Article 19) to participate in the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by the stockholders.

19. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee designated by the Company's Board of directors (the "Committee").

     (b) The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under said Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by that Committee.

     (c) Annually, the Committee shall prepare and distribute to each participating employee in the Plan a report containing the amount of the participating employee's accumulated payroll deductions as of the Offering Termination Date, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the participating employee with the participating employee's accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the participating employee without interest.

     (d) No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.

20. OPTIONEES NOT STOCKHOLDERS

     Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the Company with respect to the shares covered by such option until such shares have been purchased by and issued to him or her.

21. APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees' payroll deductions.

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22. GOVERNMENTAL REGULATION

     (a) The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

     (b) In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

23. TRANSFERABILITY

     Neither payroll deductions credited to an employee's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10.

24. EFFECT OF CHANGES OF COMMON STOCK

     If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

25. MERGER OR CONSOLIDATION

     If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either (i) terminate the Plan and refund without interest the entire balance of each participating employee's payroll deductions, or (ii) entitle each participating employee to receive on the Offering Termination Date upon the exercise of such option for each share of Common Stock as to which such option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of this Article 25 shall thereafter be applicable, as nearly as reasonably possible. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

26. WITHHOLDING OF ADDITIONAL FEDERAL INCOME TAX

     The Company will undertake such withholding in connection with the Plan as it determines is appropriate, in its sole discretion.

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27. EQUAL TREATMENT

     Notwithstanding any provision herein to the contrary, all Participants participating in any Offering Period shall have equal rights and privileges except as provided in Section 423(b)(5) of the Code.

28. APPROVAL OF STOCKHOLDERS

     The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur no later than the end of the first Offering Period after the date the Plan is adopted by the Board of Directors. Options may be granted under the Plan prior and subject to such stockholder approval. If the Plan is not so approved by the stockholders, all payroll deductions from participating employees shall be returned without interest and all options so granted shall terminate.

Dates of Approval by the Board of Directors or Compensation Committee: November 1, 1995, December 10, 1997, January 6, 2000, December 13, 2001, September 13,
2002, February 26, 2003, February 25, 2004, January 25, 2006 and July 31, 2006.

Dates of Approval by the Stockholders: February 22, 1996, February 26, 1998, February 24, 2000, May 13, 2002, April 27, 2004 and March 7, 2006.